UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   October 14, 2004

                               Plymouth Rubber Company, Inc.
                   (Exact Name of Registrant as Specified in Its Charter)

                                     Massachusetts
                     (State or Other Jurisdiction of Incorporation)

                       1-5197                       04-1733970
               (Commission File Number) (IRS Employer Identification No.)


            104 Revere Street, Canton, Massachusetts      02021
            (Address of Principal Executive Offices)    (Zip Code)


                                   (781) 828-0220
               (Registrant's Telephone Number, Including Area Code)


           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 - Changes in Registrant's Certifying Accountants

On October 14, 2004, Plymouth Rubber Company, Inc. (the "Company") advised PricewaterhouseCoopers LLP that the Company dismissed
PricewaterhouseCoopers LLP as its independent registered public accounting firm. The Company's Audit Committee made the decision to dismiss PricewaterhouseCoopers LLP as its independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Company for the two most recent fiscal years ended November 28, 2003 and November 29, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the reports included an explanatory paragraph wherein PricewaterhouseCoopers LLP expressed substantial doubt about the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended November 28, 2003 and November 29, 2002 and through October 14, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the Company's financial statements for such years.

During the Company's two most recent fiscal years ended November 28, 2003 and November 29, 2002 and through October 14, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company has provided to PricewaterhouseCoopers LLP a copy of the disclosures made in this current report on Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission ("SEC") and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

The Company's audit committee approved the engagement of Vitale, Caturano & Company, Ltd. as the Company's new independent registered public accounting firm as of October 14, 2004. During the Company's two most recent fiscal years and through October 14, 2004, the Company has not consulted with Vitale, Caturano & Company, Ltd. regarding any matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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(c)  Exhibits

Exhibit
Number          Exhibit Title or Description

 16.1 Letter of PricewaterhouseCoopers LLP regarding agreement with the statements made in the current report on Form 8-K.


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                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     Plymouth Rubber Company, Inc.

                  /s/Joseph J. Berns
                     Joseph J. Berns
                     Vice President - Finance and Treasurer, Principal Financial Officer and Principal Accounting Officer

Date:  October 20, 2004


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Exhibit Index

Exhibit
Number          Exhibit Title or Description

 16.1 Letter of PricewaterhouseCoopers LLP regarding agreement with the statements made in the current report on Form 8-K